SHAREHOLDER UPDATE JUNE 24, 2011 UNITED INSURANCE HOLDINGS CORP. OTC: UIHC

SAFE HARBOR

Statements in this presentation that are not historical facts are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,”
“would,” “estimate,” “or “continue” or the other negative variations thereof or comparable terminology are intended to identify forward-looking statements. The forward-looking statements in this presentation include statements regarding the
Company’s or management’s plans, objectives, goals, strategies, expectations, estimates, beliefs or projections, or any other statements concerning future performance or events. The risks and uncertainties that could cause our actual results to differ from those expressed or implied herein include, without limitation, the success of the Company’s marketing initiatives, inflation and other changes in economic conditions (including changes in interest rates and financial markets);
the impact of new regulations adopted in Florida and South Carolina which affect the property and casualty insurance market; the costs of reinsurance and the collectability of reinsurance, assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; or ability to obtain regulatory approval for requested rate changes, and the timing thereof; legislative and regulatory developments; the outcome of litigation pending against us, including the terms of any settlements; risks related to the nature of our business; dependence on investment income and the composition of our investment portfolio; the adequacy of our liability for loss and loss adjustment expense; insurance agents; claims experience; ratings by industry services; catastrophe losses; reliance on key personnel; weather conditions
(including the severity and frequency of storms, hurricanes, tornadoes and hail); changes in loss trends; acts of war and terrorist activities; court decisions and trends in litigation; and other matters described from time to time by us in our filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31,
2010. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a major contingency. Reported results may therefore, appear to be volatile in certain accounting periods. The information contained in this presentation is as of March 31, 2011 and the forward-looking statements made in this presentation are only made as of the date of this presentation.  The Company undertakes no obligations to update, change or revise any forward-looking statement, whether as a result of new information, additional or subsequent developments or otherwise.

SUBSIDIARIES United conducts business through four wholly owned subsidiaries 2

SEASONED MANAGEMENT TEAM 3 • Don Cronin, President & CEO • Joe Peiso, Chief Financial Officer • Mel Russell, SVP and Chief Underwriting Officer • JoAnne Higgins, Claims Manager

Business Overview

•
Founded in 1999, United writes and
services homeowners insurance in Florida
and South Carolina and is licensed to
write in Massachusetts.
•
The Company had 89,000 Homeowner &
Dwelling Fire and 16,400 Flood policies-
in-force at March 31, 2011.
•
The Company distributes its homeowners,
dwelling fire and flood products through
many agency groups and conducts
business through four wholly owned
subsidiaries.
•
Senior management all have over 25
years experience in the property and
casualty insurance industry.
OVERVIEW

PRODUCT OFFERINGS Homeowner Coverage Dwelling Fire Coverage Flood Coverage – Write Your Own (WYO) 6

UPC & UIM
formed with
12,000
policies
1999
1999
2004
2004
2005
2005
United remains
profitable
throughout
unprecedented
storm activity
2008
2008
UIHC
becomes publicly
traded in merger with
a SPAC
September 29, 2008
2009
2009
2010
2010
2011
2011
Expands into
South Carolina
Expands into
Massachusetts
Wind mitigation
credits and rising
reinsurance rates
affect industry
Approved for
rate increases,
currently
affecting new
and renewal
business

2002
2002
Established
in-house
claims
department
UNITED HISTORY TIMELINE
UPC Re
Established
Charley
Frances
Ivan
Jeanne
Hurricanes
Dennis
Rita
Katrina
Wilma

COMPANY MILESTONES
• Began operations in 1999 as a virtual company by assuming 12,000 policies from FRPCJUA
• Established in-house claims department in 2002
• Significantly strengthened underwriting standards in 2003, shedding more than 18,000 unprofitable policies – 5,000 in sinkhole prone counties of
Pasco & Hernando
• Approved to assume up to 90,000 policies from Citizens Property Insurance
Corporation (Citizens) in late 2003
• Instrumental in establishing $10 million lower layer (LAC) reinsurance protection provided by the state

COMPANY MILESTONES
• Added $40 million in surplus in late 2006 by taking advantage of a state matching funds program
• In March 2008, contracted with a national third-party policy administrator
(CSC) with multi-line, multi-state capabilities
• July 2010, assumed $5 million book of business as part of expansion into
South Carolina
• At March 2011, 1.8% Florida market share, and $48.2 million statutory surplus
• January 2011, authorized to write P&C insurance in Massachusetts

CULTURE OF EXCELLENCE • Disciplined Underwriting • Rates • Effective Claims & Risk Management • Reinsurance & Modeling • Strong team environment • Consistently high level of operating performance 10

11 11
UNDERWRITING EXPERTISE
•
Strict underwriting criteria
–
Took out 64,000 policies over 2 years through 9 takeouts from Citizens
–
Non-renewed 18,000 policies in 2003
–
Pool cage exclusion
• Ongoing loss analysis to control non-catastrophic loss results
–
Credit score entire book
–
Insurance to value book of business program
–
Recent addition of a data mining tool
• Extensive risk modeling, including monthly geographic analysis to street level
–
Controls concentration
–
Open and close zip codes

•
Extensive claims & risk management expertise
–
Adjusters average over 10 years of experience
–
All claims are adjusted in-house
•
Settle 3,000 claims per year
total attritional losses of $282.9 million since inception
•
Paid more than 33,000 claims related to 2004 – 2005
hurricanes for total  paid catastrophe losses of $511.6 million since inception
12
CLAIMS MANAGEMENT

13
REINSURANCE & MODELING
• Substantial reinsurance protection for catastrophic events
–
Multi-event coverage
–
Quality reinsurers with an A.M. Best rating of A- or better
–
Recovered $471 million from reinsurers related to 2004 – 2005 hurricanes
• Risk modeling
–
In-house catastrophe modeling
–
Monthly geographic analysis of portfolio by zip code

14 14
REINSURANCE PROGRAM
• Gross reinsurance costs to gross premiums is expected to be approximately 39% during the upcoming contract year compared to 54% for last year’s contract
• Total reinsurance protection of $475 million; the private component of our program provides $129 million of protection and the FHCF component provides $345 million of protection
• We purchased Reinsurance Premium Protection for the 1
st
and 2
nd
catastrophe excess of loss layers (insurance to address reinsurance reinstatement costs)
• UPC Re, newly formed UIHC captive reinsurer, participates in UPC’s catastrophe reinsurance program

BUSINESS DEVELOPMENT
• Growth Potential
–
1.8% of Florida market
–
Potential acquisition / assume a
book of business
–
Strategic takeout
–
Organic growth through more than
300 agency groups representing
over 2,000 agents, including
strategic partnerships with two
national carriers and two large
agent aggregators in Florida (FAIA
and GreatFlorida Insurance)
• South Carolina
–
Continued organic growth and
potential acquisitions
• Massachusetts and Other States
–
Potential acquisitions and organic
growth

16 16
FLORIDA BUSINESS ENVIRONMENT
•
Indications of economic recovery
1
•
Population growth weak, but expected to accelerate in 2011
– 2012
•
Slow improvement of unemployment rate
•
Private housing starts increase for first time since 2008 and home inventories projected to begin decline by end of 2011
•
Recent Insurance Legislative Reforms
•
SB 408 - Highlights
–
Expedited rate process
–
Sinkhole claims process reform
–
Public adjuster reform
–
Reduction in statute of limitations from 5 to 3 years
1 – According to State of Florida Long-Range Financial Outlook Fiscal Year 2011-12
through 2013-14

Financial Overview

18
18
FINANCIAL HIGHLIGHTS
In thousands, except per share & policies
March 31,
2011 2010 2009 2008 2007
Gross premiums earned $ 40,366         $ 155,307     $ 156,393   $ 140,222    $ 151,684
Net investment Income 534               3,879          4,831        6,632        7,751
Net income (loss) 1,124            (925)            4,057        33,419      39,642
Earnings per share - diluted 0.11              (0.09)           0.38          3.08          3.37
Number of polcies in-force 89,000 80,500 93,000 80,400 61,600
Total invested assets and cash 143,865 126,242 160,110 155,712 170,634
Total assets 219,642 213,621 247,758 232,065 242,426
Total equity 46,378 45,293 48,071 42,927 46,099
Total statutory surplus 48,196 48,495 50,345 54,675 51,698
Year to Date at December 31,

19 WIND PREMIUMS & MITIGATION CREDITS 19

EARNED PREMIUMS

Wind  Mitigation
Credits Begin
11.3 % Decrease
Peak to Projected
End of Year 2011
1,500
1,600
1,700
1,800
1,900
2,000
2,100
2,200
2,300
2,400
Florida Average Per Policy
Earned Premiums in dollars
12.7% Rate
Increase &
Algorithm Change
15.9% Rate
Increase
-34.5% Decrease
Peak to Trough
14.0% Rate
Increase
-

21 21
IMPROVING RATE ENVIRONMENT
• Homeowner rates vary across our 157 rating territories in Florida
• Average rate increases implemented by line of business in Florida from 2009 - 2011
• Continued focus on rate
Month & Year Homeowners Dwelling Fire
September 2009 12.7%
October 2009 15%
March 2010 14%
April 2010 14.7%
May 2011 15.9%
Pending 14.9%

NEW BUSINESS (NB) AVERAGES
1
2007 – 2010

Year
Average NB
Premium Per
Policy
Average NB
Cov. A
Average NB
Total Insured
Value
Cov. A Rate
Per $1,000
% Change
2007 $  2,119 $  258,700 $  465,660 $  8.19 n/a
2008 1,476 275,600 496,080 5.36 -34.5%
2009 1,414 272,300 490,140 5.19 -3.5%
2010 1,607 249,300 448,740 6.45 24.2%
2011*
1,865
248,000
446,400
7.52
15.9%
*Projected
1 in dollars except % change

23
FINANCIAL HIGHLIGHTS
• Profitable 10 out of the last 11 years
–
Average annual ROE of 32% and 29% excluding Citizens bonuses in
2007 & 2008
• 2010 Debt retirements
–
Retired final $4.3 million installment of $33 million 3-year note in
February
–
Retired $18.3 million 11% Merger notes in May – 16 months prior to maturity
• Strong balance sheet and stable investment portfolio
–
Cash and investment holdings of $143.9 million at 3/31/11
–
Total investments of $97 million consist primarily of conservative fixed-
income securities
–
Approximately 68% of its fixed maturities due in five years or less

24 24
SIGNIFICANT BUSINESS OPPORTUNITIES
• Expansion in Florida
–
Approximately 4.8 million policies representing $9 billion in premiums
–
United currently serves only 1.8% of the market
–
Larger competitors reducing exposure in Florida
–
Residual market (Citizens) currently largest writer in the state
• Expected improvement in business climate and regulatory
environment in Florida
• Expansion in South Carolina and Massachusetts
• Expansion into other states with homeowners insurance capacity needs

25 25
WHY UIHC?
• Gross written premiums of $1.1 billion and $43 million WYO Flood premiums since inception in 1999 through March 31, 2011
• Cumulative net income of $111.2 million after total federal and state income taxes of $45.6 million.
• Net income of $4.2 million and $3 million in storm impacted years of 2004 and 2005
• ROE averaged 32% since inception through March 31; 29%
without takeout bonus
• Total shareholder distributions of $39.1 million since inception including $37 million of equity distributions and $2.1 million of dividends

26 26
WHY UIHC?
• Retired $22.6 million of high interest rate notes in 2010
• Incurred catastrophic losses totaling $533 million and attritional losses of $282.9 million through March 31
• Licensed in South Carolina and assumed $5 million, and growing book of homeowner business
• Licensed in Massachusetts; expect to commence operations in Q4
2011
• Applications pending in New Jersey, Rhode Island and North
Carolina
•
Formed UPC Re (captive)